Exhibit 24(a)


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed:/s/W.W. Johnson
                                 -----------------------------------------------
                                 Name:  W. W. Johnson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/John R. Belk
                                         ---------------------------------------
                                 Name:   John R. Belk

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Joe T. Ford
                                         ---------------------------------------
                                 Name:   Joe T. Ford

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Scott T. Ford
                                         ---------------------------------------
                                 Name:   Scott T. Ford

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Dennis E. Foster
                                         ---------------------------------------
                                 Name:   Dennis E. Foster

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Lawrence L. Gellerstedt, III
                                         ---------------------------------------
                                 Name:   Lawrence L. Gellerstedt, III

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Charles H. Goodman
                                         ---------------------------------------
                                 Name:   Charles H. Goodman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Michael Hooker
                                         ---------------------------------------
                                 Name:   Michael Hooker

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Emon A. Mahony, Jr.
                                         ---------------------------------------
                                 Name:   Emon A. Mahony, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/John P. McConnell
                                         ---------------------------------------
                                 Name:   John P. McConnell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Josie C. Natori
                                         ---------------------------------------
                                 Name:   Josie C. Natori

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Frank E. Reed
                                         ---------------------------------------
                                 Name:   Frank E. Reed

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Ronald Townsend
                                         ---------------------------------------
                                 Name:   Ronald Townsend

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: s/William H. Zimmer
                                         ---------------------------------------
                                 Name:   William H. Zimmer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Dennis J. Ferra
                                         ---------------------------------------
                                 Name:   Dennis J. Ferra

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Standard Group, Inc. ("Standard") in connection with ALLTEL's acquisition of Standard, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                 Signed: /s/Jeffery R. Gardner
                                         ---------------------------------------
                                 Name:   Jeffery R. Gardner